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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d)of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      August 4, 2000
                                                  -----------------------------

                            Eufaula BancCorp, Inc.
                            ----------------------
            (Exact name of registrant as specified in its charter)


       Delaware                    0-29422                 63-0989868
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     (State or other            (Commission             (I.R.S. Employer
     jurisdiction of            File Number)           Identification No.)
     incorporation)


          224 East Broad Street,     Eufaula, Alabama         36027
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                  (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code           334/687-3581
                                                  ------------------------------


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        (Former name or former address, if changed since last report.)
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Item 5.  Other Events


          Closing of the Huntsville Branch Sale to First American Bank of Decatur, Alabama, a subsidiary of Alabama National BanCorporation.

See Exhibit 99.1 Press Release.
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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Eufaula BancCorp, Inc.
                                        --------------------------------------
                                        (Registrant)


August 8, 2000                          /s/ John E. Burns
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Date                                    (Signature)
                                        John E. Burns
                                        Chief Financial Officer